UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 28, 2011
_________________

WIDEPOINT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33035	52-2040275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18W100 22nd Street, Suite 124, Oakbrook Terrace, Illinois (Address of Principal Executive Office)		60181 (Zip Code)
Registrant’s telephone number, including area code: (630) 629-0003

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On March 28, 2011, WidePoint Corporation (the “Registrant”) issued a press release announcing certain financial results for the quarter and year ended December 31, 2010, which press release inadvertently contained certain errors.  On that same day, the Registrant issued a correcting press release (the “Issued Press Release”) that contained revised financial results for the quarter and year ended December 31, 2010, which Issued Press Release inadvertently contained information that differs from the information reported in the Registrant’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission on March 29, 2011.   A copy of a final corrected press release (the “Corrected Press Release”) is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K, which Corrected Press Release corrects errors previously contained in the Issued Press Release and consistently reports the results of operations as reported on the Registrant’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission on March 29, 2011.

The Issued Press Release reported that the Registrant ended fiscal year 2010 with $5.6 million in working capital, whereas the Corrected Press Release reports that the Registrant ended fiscal year 2010 with $6.0 million in working capital.  The Issued Press Release reported that shareholders’ equity increased to $23.8 million at December 31, 2010, whereas the Corrected Press Release reports that shareholders’ equity increased to $22.0 million at December 31, 2010.  The Issued Release reported total current assets for December 31, 2010 as $17,144,201 instead of $17,557,002, and deferred income tax asset, net as $3,529,506, instead of characterizing this as non-current deferred income tax asset, net, at an amount equal to $3,116,705. The Corrected Press Release corrects these inadvertent errors and adds disclosure regarding current deferred income tax asset amounts of $412,801 for December 31, 2010 and zero for December 31, 2009.

In addition, on March 28, 2011, the Registrant conducted a conference call to discuss its financial results for the quarter and year ended December 31, 2010.  A copy of the transcript of such conference call is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The following exhibits related to Item 2.02 shall be deemed to be furnished and not filed in connection herewith:

99.1	Corrected Press Release of WidePoint Corporation

99.2	Transcript of Conference Call Conducted by WidePoint Corporation on March 28, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIDEPOINT CORPORATION

/s/ James T. McCubbin
Date: April 1, 2010	James T. McCubbin
Vice President and Chief Financial Officer

WIDEPOINT CORPORATION

Exhibit Index to Current Report on Form 8-K
Dated March 28, 2011

Exhibit
Number

(99.1)	Corrected Press Release of WidePoint Corporation

(99.2)	Transcript of Conference Call Conducted by WidePoint Corporation on March 28, 2011